UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Thrivent Series Fund, Inc.

(Name of Registrant as Specified in Charter)

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1)	Title of each class of securities to which transaction applies:

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☐	Fee previously paid with preliminary materials.

Thrivent Series Fund, Inc.

625 Fourth Avenue South

Minneapolis, MN 55415

March     , 2009

Dear Shareholder:

The Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) has scheduled a Special Meeting of Shareholders to be held on May 15, 2009 (the “Special Meeting”) at which you will be asked to elect Directors to serve on the Board of Directors of the Fund. The nominees include all eight of the current Directors and two additional nominees for Director. In addition, if you are a shareholder of Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio or Thrivent Moderately Conservative Allocation Portfolio (collectively, the “Asset Allocation Portfolios”), you will be asked at the Special Meeting to approve a new investment advisory fee structure for your portfolio. Before the Special Meeting, I would like to ask for your vote on these important proposals affecting the Fund, as described more fully in the accompanying proxy statement.

The Board’s reasons for approving, and recommending your approval of, these proposals are described in detail in the accompanying proxy statement. In summary, however, the Board recommends that you vote in favor of the Director nominees in order to enhance the Board’s supervision of the Fund and allow the Board to address the changing needs of the Fund by appointing additional Directors to the Board within the requirements of the Investment Company Act of 1940. The Board recommends the approval of the new investment advisory fee structure for the Asset Allocation Portfolios because the Board believes that compensating the funds’ investment adviser for direct investments in securities by the Asset Allocation Portfolios may allow for a more efficient means of managing the Asset Allocation Portfolios. The aggregate expenses paid by shareholders of the Asset Allocation Portfolios are not expected to increase as a result of such changes to the advisory fee structure and such expenses will be contractually capped for each Asset Allocation Portfolio for two years from the date of shareholder approval. For these and the other reasons described in the proxy statement, the Board unanimously recommends that you vote “FOR” the proposals to elect the Directors of the Fund and approve a new investment advisory fee structure for the Asset Allocation Portfolios.

Your vote is extremely important. You can vote quickly and easily by toll-free telephone call, by internet or by mail by following the instructions that appear on your proxy card. Whether or not you expect to be present at the Special Meeting, please help us to avoid the cost of a follow-up mailing by voting as soon as possible. If you have any questions about the proxy card, please call Computershare, the company retained to coordinate proxy solicitation and voting, at 866-963-5817.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. Please read the entire proxy statement carefully before you vote.

Thank you for taking these matters seriously and participating in this important process.

Sincerely,

/s/ Russell W. Swansen
Russell W. Swansen, President

IMPORTANT SHAREHOLDER INFORMATION

Within This Package You Will Find the Following:

•	Proxy statement

•	Voting Instruction Form

•	Business reply envelope

The Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) has unanimously approved the proposals regarding the election of Directors of the Fund and, with respect to Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio or Thrivent Moderately Conservative Allocation Portfolio (collectively, the “Asset Allocation Portfolios”), the new investment advisory fee structure. The following questions and answers provide a brief overview of the items contained in the proxy statement. The Board encourages you to read the full text of the enclosed proxy statement carefully.

What am I being asked to vote on at the upcoming special meeting of shareholders to be held on May 15, 2009 (the “Special Meeting”)?

All shareholders of the Fund are asked to vote to elect Directors to serve on the Board of Directors of the Fund. The nominees include all eight of the current Directors and two additional nominees. In addition, the shareholders of the Asset Allocation Portfolios are asked to vote in favor of approving a proposed new investment advisory fee structure. These proposals are discussed more fully in the proxy statement.

Why does the Board recommended that I vote in favor of the election of Directors?

The Board recommends that you vote in favor of the Director nominees because the Board believes that the addition of the two non-incumbent Director nominees would benefit the Fund and its shareholders. Both such proposed Directors have extensive investment management experience and would be able to provide meaningful oversight of the Fund’s operations and the efforts of the funds’ investment adviser to navigate the complexities of today’s financial markets. In addition, the election of all Directors at this time will allow the Board, in the future, to appoint additional Directors to the Board within the requirements of the Investment Company Act of 1940. Currently, the Board cannot appoint additional Directors to the Board, as more fully explained in the proxy statement, unless a certain percentage of Directors has already been elected by shareholders. As the financial markets and regulatory framework in which the Fund operates evolve over time, different needs arise. In order to meet these changing needs, the Board wishes to be able to appoint Directors with the expertise and experience to maintain, and even enhance, the strength of the Board’s oversight of the Fund’s operations.

Why does the Board recommend that I vote in favor of the approval of the new investment advisory fee structure for the Asset Allocation Portfolios?

The Board recommends that you vote in favor of the approval of the new investment advisory fee structure for the Asset Allocation Portfolios because the Board believes that compensating the investment adviser for direct investments in securities by the Asset Allocation Portfolios may allow for a more efficient means of managing the Asset Allocation Portfolios. Securities and Exchange Commission (SEC) rules adopted since the formation of the Asset Allocation Portfolios now permit the Asset Allocation Portfolios to invest directly in securities in addition to investing in other portfolios of the Fund. For reasons set forth in the proxy statement, the Board believes that in certain circumstances it may be in the best interests of the Asset Allocation Portfolios and their shareholders for the Asset Allocation Portfolios to invest both in other portfolios of the Fund and also to invest directly in securities. The new investment advisory fee structure is intended to reflect the ability of the Asset Allocation Portfolios to hold securities either directly or in an underlying portfolio of the Fund and to compensate the investment adviser similarly whether securities are held directly or through such underlying portfolios of the Fund. As described more fully in the proxy statement, the aggregate expenses paid by shareholders of the Asset Allocation Portfolios are not expected to increase as a result of such changes to the advisory fee structure and such expenses will be contractually capped for each Asset Allocation Portfolio for two years from the date of shareholder approval.

Will my vote make a difference?

Yes! Your vote is needed to ensure that the proposal(s) can be acted upon at the Special Meeting. Your immediate response will help save the costs of any further solicitation. We encourage you to participate in the governance of your Fund’s portfolios.

How can I vote?

Shareholders are invited to attend the Special Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•

By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed voting instruction form. If this feature is used, there is no need to mail the voting instruction form.

•

By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed voting instruction form. If this feature is used, there is no need to mail the voting instruction form.

•

By Mail: If you vote by mail, please indicate your voting instructions on the enclosed voting instruction form, date and sign the form, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

2

Shareholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Special Meeting by filing a written notice of revocation, by executing another proxy bearing a later date or by attending the Special Meeting, requesting return of any previously delivered voting instructions and voting in person. Attendance and voting at the Special Meeting will not by itself constitute a revocation of voting instructions.

3

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Technology Portfolio

Thrivent Partner Healthcare Portfolio

Thrivent Partner Natural Resources Portfolio

Thrivent Partner Emerging Markets Portfolio

Thrivent Real Estate Securities Portfolio

Thrivent Partner Utilities Portfolio

Thrivent Partner Small Cap Growth Portfolio

Thrivent Partner Small Cap Value Portfolio

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

Thrivent Partner International Stock Portfolio

Thrivent Partner Socially Responsible Stock Portfolio

Thrivent Partner All Cap Growth Portfolio

Thrivent Partner All Cap Value Portfolio

Thrivent Partner All Cap Portfolio

Thrivent Large Cap Growth Portfolio II

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Partner Socially Responsible Bond Portfolio

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

Series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS

to be Held on May 15, 2009

A Special Meeting of Shareholders (the “Special Meeting”) of each series of Thrivent Series Fund, Inc. (the “Fund”) listed above will be held at the Thrivent Financial for Lutherans building, 625 Fourth Avenue South, Minneapolis, Minnesota on May 15, 2009, at 8:00 a.m. Central Time for the following purposes:

1.	To elect Directors of the Fund.

2.

To approve a new investment advisory fee structure for Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio and Thrivent Moderately Conservative Allocation Portfolio.

3.	To consider and act upon any matter related to the foregoing and to transact other business that may properly come before the Special Meeting and all adjournments.

The Board of Directors of the Fund has fixed the close of business on March 16, 2009 as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and all adjournments.

By Order of the Board of Directors

Russell W. Swansen, President

Minneapolis, Minnesota

March     , 2009

YOUR VOTE IS IMPORTANT

You can help avoid the necessity and expense of sending follow-up letters by promptly returning your voting instructions on the enclosed proxy card. If you are unable to be present in person, please mark, date, sign and return the voting instruction form. The enclosed envelope requires no postage if mailed within the United States. You also may vote by telephone or the Internet by following the instructions on the enclosed voting instruction form.

2

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Technology Portfolio

Thrivent Partner Healthcare Portfolio

Thrivent Partner Natural Resources Portfolio

Thrivent Partner Emerging Markets Portfolio

Thrivent Real Estate Securities Portfolio

Thrivent Partner Utilities Portfolio

Thrivent Partner Small Cap Growth Portfolio

Thrivent Partner Small Cap Value Portfolio

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

Thrivent Partner International Stock Portfolio

Thrivent Partner Socially Responsible Stock Portfolio

Thrivent Partner All Cap Growth Portfolio

Thrivent Partner All Cap Value Portfolio

Thrivent Partner All Cap Portfolio

Thrivent Large Cap Growth Portfolio II

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Partner Socially Responsible Bond Portfolio

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

Series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55414

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) to be used at a Special Meeting of Shareholders and any adjournments (collectively, the “Special Meeting”) of each series of the Fund listed above (each, a “Fund,” and collectively, the “Funds”) to be held at the Thrivent Financial for Lutherans building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, on May 15, 2009, at

8:00 a.m. Central Time. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy card are first being mailed on or about March     , 2009.

Each Portfolio is a separate series of the Fund, which is an open-end investment company commonly called a mutual fund. The Portfolio issues and sells its shares solely to:

•

Separate accounts of Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life;

•	Other portfolios of the Fund; and

•	Retirement plans sponsored by Thrivent Financial.

As the sole record owners of the Fund, Thrivent Financial, Thrivent Life, the other portfolios of the Fund, and the retirements plans sponsored by Thrivent Financial are the sole shareholders of the Fund and are entitled to vote all of the shares of the Fund at the special meeting. However, pursuant to applicable laws, Thrivent Financial and Thrivent Life vote their outstanding shares of the Fund in accordance with instructions received from the owners of the variable contracts. This proxy statement and the accompanying materials are being delivered to variable contract owners who, by virtue of their ownership of variable contracts, beneficially owned shares of the Fund as of the record date for the special meeting (March 16, 2009), so that they may instruct Thrivent Financial and Thrivent Life how to vote the shares of the Fund underlying their variable contracts.

For ease of reference, the term “shareholders” will be used in this proxy statement and the accompanying materials to refer collectively to both record owners and beneficial owners of shares of the Fund as of the record date.

Proposals

The following table identifies each proposal in the Notice of Special Meeting of Shareholders and indicates the shareholders of the Portfolios that are being solicited to approve the proposal.

	Description of Proposal	Portfolios Affected
1.	Elect Directors of the Fund	All Portfolios

2.	Approve a New Advisory Fee Structure	Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio or Thrivent Moderately Conservative Allocation Portfolio (collectively, the “Asset Allocation Portfolios”)

Quorum and Voting

Who is entitled to vote?

Shareholders of record of each Portfolio at the close of business on March 16, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.

The shareholders of each Portfolio will vote separately on certain matters at the Special Meeting as described below, although voting instructions are being solicited through use of this combined proxy statement. With respect to Proposal 1 (regarding the election of Directors of the Fund), shareholders of each Portfolio of the Fund will vote together with each other Portfolio of the Fund. With respect to Proposal 2 (regarding a new advisory fee structure for the Asset Allocation Portfolios), shareholders of each Asset Allocation Portfolio will vote separately. Should Proposal 2 be approved by shareholders of one or more Asset Allocation Portfolios but not by shareholders of another Asset Allocation Portfolio, Proposal 2 will be effective with respect to each portfolio for which shareholders have approved the proposal.

The table below reflects the total number of shares of each class of each Portfolio issued and outstanding as of the Record Date.

Portfolio	Number of Shares
Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Technology Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Partner Natural Resources Portfolio
Thrivent Partner Emerging Markets Portfolio
Thrivent Real Estate Securities Portfolio
Thrivent Partner Utilities Portfolio
Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Portfolio II
Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner International Stock Portfolio
Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Portfolio

Portfolio	Number of Shares
Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Portfolio II
Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Portfolio
Thrivent Balanced Portfolio
Thrivent High Yield Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent Partner Socially Responsible Bond Portfolio
Thrivent Income Portfolio
Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Portfolio
Thrivent Money Market Portfolio

Each shareholder is entitled to the same number of votes as the number of full and fractional shares held by such shareholder. Each share is entitled to one vote.

How Can I Vote?

Thrivent Financial and Thrivent Life will cast your votes according to your voting instructions. If you sign and date your voting instruction form, but do not specify instructions, your shares of the Portfolio will be voted “FOR” the proposed change in investment objective. With respect to shares for which no voting instructions are received, and with respect to any shares held by Thrivent Financial or by any of its subsidiaries or affiliates for their own accounts, Thrivent Financial will cast votes in proportion to the shares with respect to which they have received instructions from beneficial owners.

You may vote by mail, telephone or the Internet. To vote by mail, date and sign the enclosed voting instruction form and return it in the enclosed postage-paid envelope. To vote by telephone or the Internet, use the telephone number or website address on the enclosed voting instruction form. If you vote by telephone or the Internet, there is no need to mail the voting instruction form. You are also invited to attend the Special Meeting and to vote in person.

You may revoke your voting instructions at any time prior to their use by:

•	giving written notice of revocation to an officer of the Fund,

•	returning to an officer of the Fund a properly executed, later dated voting instruction form,

•	voting later by telephone or Internet, or

•	attending the Special Meeting, requesting return of any previously delivered voting instructions and voting in person.

Attendance and voting at the Special Meeting will not by itself constitute a revocation of voting instructions. Shares represented by the signed voting instructions received by the Board in time for voting that are not revoked will be voted in accordance with the instructions noted on the signed voting instruction forms. Unless instructions to the contrary are marked on the proxy card, the shares represented by the proxy card will be voted FOR all the proposals. The proxy card grants discretion to the persons named thereon, as proxies, to take such further action as they determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments. The Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

What is the requirement for a quorum?

In order for the Special Meeting to go forward, there must be a quorum. This means that at least a majority of the shares of the Fund entitled to vote at the Special Meeting must be represented in person or by proxy at the Special Meeting. Thrivent Financial and its affiliates together are the record owners of a majority of the shares of the Fund. Thrivent Financial’s representation at the special meeting will, therefore, assure the presence of a quorum.

What is the voting requirement to pass each Proposal?

A plurality of the votes cast in person or by proxy at the Special Meeting at which a quorum is present will be required for the election of Directors (Proposal 1). Approval of Proposal 2 by each Asset Allocation Portfolio requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of such Asset Allocation Portfolio, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”). For that purpose, a vote of the holders of a “majority of the outstanding voting securities” of the Portfolio means the lesser of (1) the vote of 67% or more of the shares of the Portfolio present at the Special Meeting if the holders of more than 50% of the outstanding Portfolio shares are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of the Portfolio. Should Proposal 2 be approved by shareholders of one or more Asset Allocation Portfolios but not by shareholders of another Asset Allocation Portfolio, Proposal 2 will be effective with respect to each portfolio for which shareholders have approved the proposal.

Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) are not treated as votes “FOR” a proposal. Abstentions and broker non-votes will be deemed present for quorum purposes. With respect to Proposal 1, abstentions and broker non-votes are disregarded since only votes “FOR” are considered in a plurality voting requirement. With respect to Proposal 2, abstentions and broker non-votes have the same effect as votes cast against the proposal.

How are voting instructions being solicited?

The Board expects to make this solicitation primarily by mail. However, in addition to soliciting voting instructions by mail, the officers and Directors of the Fund and persons affiliated with Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), the Fund’s investment adviser, may solicit voting instructions personally or by telephone or other electronic means. The Fund also may retain a proxy solicitation firm to assist in any special, personal solicitation of voting instructions. The costs for such a proxy solicitation firm are not expected to exceed $5,000. The costs of solicitation and expenses incurred in connection with preparing this proxy statement, including any cost of retaining a proxy solicitation firm, will be allocated equitably, as determined by the Board, between the Funds and the Adviser. The costs of electing Directors, estimated to be $625,000, are an expense of the Fund and will be borne by the Portfolios. Such costs will be allocated among the Portfolios based upon their respective numbers of shareholders. The incremental costs associated with Proposal 2 are estimated to be $45,000, of which half will be paid by the Adviser and half will be paid by the Asset Allocation Portfolios. Such costs paid by the Asset Allocation Portfolios will be allocated among the Asset Allocation Portfolios based upon their respective numbers of shareholders.

Additional Information about the Portfolios

The financial statements of each Portfolio for the fiscal year ended December 31, 2008, are included in the Fund’s annual report, which have been previously sent to shareholders. The Fund will provide you with a copy of an annual or semiannual report without charge. You may obtain a copy of these reports by writing to Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or by calling toll-free (800) 847-4836. These reports are also available on the website (www.thrivent.com) of Thrivent Financial.

The number of shares of the Fund outstanding on the record date is listed in the table below. The officers and Directors of the Fund cannot directly own shares of the Fund’s Portfolios, and they cannot beneficially own shares of the Fund unless they purchase variable contracts issued by Thrivent Financial or Thrivent Life or participate in a retirement plan sponsored by Thrivent Financial. As of the record date, the officers and directors of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. To the best knowledge of the Fund, no person other than Thrivent Financial and Thrivent Life owned, of record or beneficially, 5% or more of the outstanding shares of the Fund as of the record date. Information as of that date with regard to ownership by Thrivent Financial, Thrivent Life and the Retirement Plan sponsored by Thrivent Financial in the Fund is provided below:

Name	Shares Outstanding	% of Shares
Thrivent Financial for Lutherans			%
Thrivent Life Insurance Company			%
Retirement Plan Sponsored by Thrivent Financial for Lutherans			%

PROPOSAL 1

Election of Directors

Background

The Board is responsible for supervising the management of the Fund. The 1940 Act and rules adopted under the 1940 Act contain provisions requiring that certain percentages of a mutual fund’s board of directors consist of individuals who are independent of the mutual fund within the meaning of Section 2(a)(19) of the 1940 Act. Current regulations applicable to the Fund require that a majority of the Fund’s Board consist of “Independent Directors.”

In addition, as a general matter, no individual may serve as a Director unless that individual was elected as a Director by the outstanding voting securities of a mutual fund. Vacancies occurring, however, between shareholder meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy, at least two-thirds of the Directors then holding office shall have been elected to such office by the holders of the outstanding voting securities at a shareholder meeting (the “two-thirds rule”).

The Board currently consists of eight persons, all of whom are Independent Directors. Five of the eight incumbent Directors (F. Gregory Campbell, Herbert F. Eggerding, Jr., Noel K. Estenson, Richard L. Gady and Connie M. Levi) have been elected by shareholders at past shareholder meetings. Richard A. Hauser, Douglas D. Sims and Constance L. Souders were legally appointed to the Board in compliance with the two-thirds rule. One Independent Director retired and one interested Director resigned in 2008. The currently sitting Directors, because of the two-thirds rule, cannot appoint any additional Directors. These Directors, however, believe that the addition of two new Directors would benefit the Fund and its shareholders.

Reasons for the Proposal

This proposal serves two purposes. First, the Board believes that the Fund and its shareholders would benefit from the expertise of the two new Director nominees, Mr. Laubscher and Mr. Swansen, who would be valuable additions to the Board. Both Mr. Laubscher and Mr. Swansen have significant investment management experience and would be able to provide meaningful oversight of the Fund’s operations and the investment manager’s efforts to navigate the complexities of today’s financial markets. Mr. Laubscher is currently a Senior Investment Manager of private real estate portfolios for IBM Retirement Funds. Prior to his current position, he served as a Senior Investment Manager of international equity portfolios for IBM Retirement Funds. Through his work for IBM Retirement Funds, Mr. Laubscher also has experience managing U.S. equity portfolios and providing risk management services.

Mr. Swansen is currently a Senior Vice President and the Chief Investment Officer of Thrivent Financial the investment adviser to the Fund. Mr. Swansen generally oversees the portfolio management of the mutual funds sponsored by

Thrivent Financial and the general account of Thrivent Financial’s insurance operations. He has served as the President to the Fund since November 2008 and, prior to his tenure as President, was Vice President to the Fund since 2004.

In addition, the election by shareholders of all Directors at this time will allow the Board to appoint new Directors, if the need were to arise, and comply with the regulatory requirements of the 1940 Act (i.e., the two-thirds rule).

The Director nominees include the eight incumbent Directors (Mr. Campbell, Mr. Eggerding, Jr., Mr. Estenson, Mr. Gady, Mr. Hauser, Ms. Levi, Mr. Sims and Ms. Souders) and two non-incumbent nominees, Mr. Laubscher and Mr. Swansen. At a meeting held on February 17, 2009, the Board recommended and nominated these individuals to serve as Directors to the Fund, pending shareholder approval.

If these ten nominees were to be elected, nine of the ten Directors would be Independent Directors: the current eight Directors and Mr. Laubscher. Mr. Swansen, through his position with Thrivent Financial, the Fund’s investment adviser, would be an interested Director. The Board believes that this percentage of Independent Directors to total Directors (90%) is consistent with current best practice in the mutual fund industry and enhances independent oversight of the Fund. It is important to note that the Chair of the Board, Ms. Levi, is an Independent Director.

All shares represented by valid proxy cards will be voted in favor of the election of the nominees, unless authority to vote therefor is withheld. The nominees named have agreed to serve as Directors if elected. If for any reason, any of the nominees should not be available for election as contemplated, the proxies named in the proxy card may, unless otherwise limited, vote the shares represented thereby to elect such substitute nominees, if any, as may be designated by the Board, subject to the applicable provisions of the 1940 Act. This election will help assure continued compliance with 1940 Act provisions regarding the election of Directors. Background information on all of the nominees is provided in the following table.

Interested Director1

Name, Address, and Age	Position(s) Held With Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director[4]	Other Directorships Held by Director or Nominee for Director
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 51	Director Nominee and President	Director Nominee; President since 2008; previously, Vice President since 2004	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2004; Managing Director, Colonnade Advisors LLC from 2001 to 2003	Mr. Swansen is not currently serving as a Director. If he were elected, he would oversee 71 funds.	None

Independent Directors3

Name, Address, and Age	Position(s) Held With Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director[4]	Other Directorships Held by Director or Nominee for Director
F. Gregory Campbell 625 Fourth Avenue South Minneapolis, MN Age 69	Director	Director since 1992	President, Carthage College	71	Director, Optique Funds, an investment company consisting of four portfolios; Director, Kenosha Hospital and Medical Center Board; Director, Prairie School Board; Director, United Health Systems Board

Herbert F. Eggerding, Jr. 625 Fourth Avenue South Minneapolis, MN Age 71	Director	Director since 2003	Management consultant to several privately owned companies	71	None

Noel K. Estenson 625 Fourth Avenue South Minneapolis, MN Age 70	Director	Director since 2004	Retired.	71	None

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN Age 66	Director	Director since 1987	Retired; previously Vice President, Public Affairs and Chief Economist, ConAgra, Inc. (agribusiness)	71	None

Name, Address, and Age	Position(s) Held With Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director[4]	Other Directorships Held by Director or Nominee for Director
Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN Age 66	Director	Director since 2004	Vice President and Assistant General Counsel, Boeing Company since 2007; President, National Legal Center for the Public Interest from 2004 to 2007; General Counsel, U.S. Department of Housing and Urban Development from 2001 to 2004	71	None

Paul R. Laubscher 625 Fourth Avenue South Minneapolis, MN Age 52	Director Nominee	Director Nominee	Risk Manager; Portfolio Manager for U.S. and international equity portfolios and private real estate portfolios of IBM Retirement Funds	Mr. Laubscher is not currently serving as a Director. If he were elected, he would oversee 71 funds.	None

Connie M. Levi 625 Fourth Avenue South Minneapolis, MN Age 69	Chair and Director	Chair since 2009; Director since 2004	Retired	71	None

Douglas D. Sims 625 Fourth Avenue South Minneapolis, MN Age 62	Director	Director since 2006	Retired; previously Chief Executive Officer of CoBank from 1994 to 2006	71	Director, Keystone Neighborhood Company; Director, Center for Corporate Excellence

Name, Address, and Age	Position(s) Held With Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director[4]	Other Directorships Held by Director or Nominee for Director
Constance L. Souders 625 Fourth Avenue South Minneapolis, MN Age 58	Director	Director since 2007	Retired; previously Director from 1983 to 2007, Executive Vice President from 2001 to 2007, AML Compliance Officer from 2003 to 2007, Chief Financial Officer from 2000 to 2005, Chief Administrative Officer from 2000 to 2005 and Treasurer from 1992 to 2007 of Harbor Capital Advisors, Inc.	71	None

1

“Interested person” of the Fund as defined in the Investment Company Act of 1940 by virtue of a position with Thrivent Financial. Mr. Swansen is considered an interested person because of his principal occupation with Thrivent Financial, the Fund’s adviser.

2	Each Director generally serves an indefinite term until his or her successor is duly elected and qualified.
3	The Director Nominees, other than Mr. Swansen, are not “interested persons” of the Fund and are referred to as “Independent Directors.”
4

The “Fund Complex” includes the 41 portfolios of Thrivent Series Fund, Inc., 29 Funds of Thrivent Mutual Funds and Thrivent Financial Securities Lending Fund (the “Lending Fund”). The Lending Fund is advised by Thrivent Financial, the Fund’s adviser, and the 29 Funds of Thrivent Mutual Funds are advised by Thrivent Asset Management LLC, an indirect wholly owed subsidiary of Thrivent Financial.

Executive Officers

The following information relates to executive officers of the Fund who are not Directors. The officers are appointed by the Board and serve at the discretion of the Board until their successors are duly appointed and qualified. The officers receive no compensation from the Funds but receive compensation in their capacities as officers or employees of Thrivent Financial or its affiliates.

Name, Address, and Age	Position(s) Held With Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 51	President	President since 2008	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2004; Managing Director, Colonnade Advisors LLC from 2001 to 2003

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN Age 41	Treasurer and Principal Financial Officer	Treasurer and Principal Financial Officer since 2005	Vice President, Mutual Fund Accounting since 2006; Head of Mutual Fund Accounting, Thrivent Financial from 2005 to 2006; Director, Fund Accounting Administration, Thrivent Financial from 2002 to 2005

David S. Royal 625 Fourth Avenue South Minneapolis, MN Age 37	Secretary and Chief Legal Officer	Secretary and Chief Legal Officer since 2006	Vice President and Managing Counsel, Thrivent Financial since 2006; Partner, Kirkland & Ellis LLP from 2004 to 2006; Associate, Skadden, Arps, Slate, Meagher & Flom LLP from 1997 to 2004

Katie S. Kloster 625 Fourth Avenue South Minneapolis, MN Age 44	Vice President Investment Company and Investment Adviser Chief Compliance Officer	Vice President Investment Company and Investment Adviser Chief Compliance Officer since 2004	Vice President and Controller, Thrivent Financial from 2001 to 2004

Name, Address, and Age	Position(s) Held With Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN Age 44	Vice President	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004; Manager of Portfolio Reporting, Thrivent Financial from 2003 to 2004; Independent Consultant from 2001 to 2003

Karl D. Anderson 625 Fourth Avenue South Minneapolis, MN Age 47	Vice President	Vice President	Vice President, Products, Thrivent Financial

Brian W. Picard 4321 North Ballard Road Appleton, WI Age 38	Vice President and Anti-Money Laundering Office	Vice President and Anti-Money Laundering Officer since 2006	Director of FSO Compliance Corp. BCM, Thrivent Financial since 2006; Manager, Field and Securities Compliance, Thrivent Financial from 2002 to 2006

Mark D. Anema 625 Fourth Avenue South Minneapolis, MN Age 48	Assistant Vice President	Assistant Vice President since 2007	Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007; Insurance Practice Engagement Manager, McKinsey and Company from 1999 to 2004

Name, Address, and Age	Position(s) Held With Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James M. Odland 625 Fourth Avenue South Minneapolis, MN Age 53	Assistant Secretary	Assistant Secretary since 2006	Vice President and Managing Counsel, Thrivent Financial since 2005; Senior Securities Counsel, Allianz Life Insurance Company from January 2005 to August 2005; Vice President and Chief Legal Officer, Woodbury Financial Services, Inc. from 2003 to 2005; Vice President and Group Counsel, Corporate Practice Group, American Express Financial Advisors, Inc. from 2001 to 2003

John L. Sullivan 625 Fourth Avenue South Minneapolis, MN Age 38	Assistant Secretary	Assistant Secretary since 2007	Senior Counsel, Thrivent Financial since 2007; Senior Counsel, Division of Investment Management of the SEC from 2000 to 2007

Todd J. Kelly 4321 North Ballard Road Appleton, WI Age 39	Assistant Treasurer	Assistant Treasurer since 1999	Director, Fund Accounting Operations, Thrivent Financial

Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN Age 32	Assistant Treasurer	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007; Manager, Mutual Fund Tax Reporting, Thrivent Financial from 2004 to 2005; Supervisor, Mutual Fund Tax Reporting, Thrivent Financial from 2002 to 2004

Committees of the Board of Directors

Each Independent Director serves as a member of each committee. Mr. Laubscher, if elected, will also serve on each committee listed below.

Committee	Members	Function	Meetings Held During Last Fiscal Year
Audit	Douglas D. Sims, Chair Gregory F. Campbell Herbert F. Eggerding, Jr. Noel K. Estenson Richard L. Gady Richard A. Hauser Connie M. Levi Constance L. Souders	The 1940 Act requires that the Fund’s independent auditors be selected by a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund. The Audit Committee is responsible for recommending the engagement or retention of the Fund’s independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services, including permitted nonaudit services, provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing, and reviewing the system of internal accounting control.	6

Contracts	Herbert F. Eggerding, Jr., Chair Gregory F. Campbell Noel K. Estenson Richard L. Gady Richard A. Hauser Connie M. Levi Douglas d. Sims Constance L. Souders	The function of the Contracts Committee is to assist the Board of Directors in fulfilling its duties with respect to the review and approval of contracts between the Fund and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board deems necessary or appropriate for the continuation of operations of each Fund.	5

Committee	Members	Function	Meetings Held During Last Fiscal Year
Ethics and Compliance	Richard A. Hauser, Chair Gregory F. Campbell Herbert F. Eggerding, Jr. Noel K. Estenson Ricard L. Gady Connie M. Levi Douglas D. Sims Constance L. Souders	The function of the Ethics and Compliance Committee is to monitor the ethics of the adviser and oversee the legal and regulatory compliance matters of the Fund.	4

Governance	Noel K. Estenson, Chair Gregory F. Campbell Herbert F. Eggerding, Jr. Richard L. Gady Richard A. Hauser Connie M. Levi Douglas D. Sims Constance L. Souders	The Governance Committee assists the Board in fulfilling its duties with respect to the governance of the Fund, including recommendations regarding evaluation of the Board, compensation of the Directors, and composition of the committees and the Board’s membership. The Governance Committee makes recommendations regarding nominations for Directors and will consider nominees suggested by shareholders sent to the attention of the Secretary of the Fund. In identifying and evaluating nominees for Directors, the Governance Committee may consider one or more of the following criteria with respect to a candidate for nomination: connections to the Lutheran community; experience on other boards; occupation; business experience; education; knowledge regarding investment matters; special skill sets relative to other Directors and needs of the Board, including diversity; personal integrity and reputation, including the Board’s belief that the individual will not use the position for personal benefit; and time availability to attend and prepare for Committee and Board meetings. The Governance Committee does not have different criteria for evaluating candidates nominated by shareholders.	4

Beneficial Interest in the Fund by Directors

The following tables provide information, as of December 31, 2008, regarding the dollar range of beneficial ownership by each Director and Director nominee in each portfolio of the Fund. The dollar range shown in the third column reflects the aggregate amount of each Director’s beneficial ownership in all registered investment companies within the Fund Complex, which are (or would be, if elected) overseen by the Director.

Interested Director

Name of Director	Dollar Range of Beneficial Ownership in each Portfolio of the Fund	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Fund Complex
Russell W. Swansen	Thrivent Aggressive Allocation Portfolio	Over $100,000
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Technology Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Partner Natural Resources Portfolio
Thrivent Partner Emerging Markets Portfolio
Thrivent Real Estate Securities Portfolio
Thrivent Partner Utilities Portfolio
Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Portfolio II
Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner International Stock Portfolio
Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Portfolio

Name of Director	Dollar Range of Beneficial Ownership in each Portfolio of the Fund	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Fund Complex
Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Portfolio II
Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Portfolio
Thrivent Balanced Portfolio
Thrivent High Yield Portfolio
Thrivent Diversified Income Plus Fund
Thrivent Partner Socially Responsible Bond Portfolio
Thrivent Income Portfolio
Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Portfolio
Thrivent Money Market Portfolio

Independent Directors

Name of Director	Dollar Range of Beneficial Ownership in each Portfolio of the Fund	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Fund Complex
F. Gregory Campbell	Thrivent Aggressive Allocation Portfolio	Over $100,000
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Technology Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Partner Natural Resources Portfolio

Name of Director	Dollar Range of Beneficial Ownership in each Portfolio of the Fund	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Fund Complex
Thrivent Partner Emerging Markets Portfolio
Thrivent Real Estate Securities Portfolio
Thrivent Partner Utilities Portfolio
Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Portfolio II
Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner International Stock Portfolio
Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Portfolio
Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Portfolio II
Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Portfolio
Thrivent Balanced Portfolio
Thrivent High Yield Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent Partner Socially Responsible Bond Portfolio

Name of Director	Dollar Range of Beneficial Ownership in each Portfolio of the Fund	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Fund Complex
Thrivent Income Portfolio
Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Portfolio
Thrivent Money Market Portfolio

Herbert F. Eggerding, Jr.	Thrivent Aggressive Allocation Portfolio	Over $100,000
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Technology Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Partner Natural Resources Portfolio
Thrivent Partner Emerging Markets Portfolio
Thrivent Real Estate Securities Portfolio
Thrivent Partner Utilities Portfolio
Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Portfolio II
Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner International Stock Portfolio

Name of Director	Dollar Range of Beneficial Ownership in each Portfolio of the Fund	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Fund Complex
Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Portfolio
Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Portfolio II
Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Portfolio
Thrivent Balanced Portfolio
Thrivent High Yield Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent Partner Socially Responsible Bond Portfolio
Thrivent Income Portfolio
Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Portfolio
Thrivent Money Market Portfolio

Noel K. Estenson	Thrivent Aggressive Allocation Portfolio	Over $100,000
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Technology Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Partner Natural Resources Portfolio
Thrivent Partner Emerging Markets Portfolio
Thrivent Real Estate Securities Portfolio
Thrivent Partner Utilities Portfolio
Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Portfolio

Name of Director	Dollar Range of Beneficial Ownership in each Portfolio of the Fund	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Fund Complex
Thrivent Mid Cap Growth Portfolio II
Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner International Stock Portfolio
Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Portfolio
Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Portfolio II
Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Portfolio
Thrivent Balanced Portfolio
Thrivent High Yield Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent Partner Socially Responsible Bond Portfolio
Thrivent Income Portfolio
Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Portfolio
Thrivent Money Market Portfolio

Richard L. Gady	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Technology Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Partner Natural Resources Portfolio

Name of Director	Dollar Range of Beneficial Ownership in each Portfolio of the Fund	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Fund Complex
Thrivent Partner Emerging Markets Portfolio
Thrivent Real Estate Securities Portfolio
Thrivent Partner Utilities Portfolio
Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Portfolio II
Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner International Stock Portfolio
Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Portfolio
Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Portfolio II
Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Portfolio
Thrivent Balanced Portfolio
Thrivent High Yield Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent Partner Socially Responsible Bond Portfolio
Thrivent Income Portfolio
Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Portfolio
Thrivent Money Market Portfolio

Name of Director	Dollar Range of Beneficial Ownership in each Portfolio of the Fund	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Fund Complex
Richard A. Hauser	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Technology Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Partner Natural Resources Portfolio
Thrivent Partner Emerging Markets Portfolio
Thrivent Real Estate Securities Portfolio
Thrivent Partner Utilities Portfolio
Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Portfolio II
Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner International Stock Portfolio
Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Portfolio
Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Portfolio II
Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Portfolio
Thrivent Balanced Portfolio
Thrivent High Yield Portfolio
Thrivent Diversified Income Plus Portfolio

Name of Director	Dollar Range of Beneficial Ownership in each Portfolio of the Fund	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Fund Complex
Thrivent Partner Socially Responsible Bond Portfolio
Thrivent Income Portfolio
Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Portfolio
Thrivent Money Market Portfolio

Paul R. Laubscher	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Technology Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Partner Natural Resources Portfolio
Thrivent Partner Emerging Markets Portfolio
Thrivent Real Estate Securities Portfolio
Thrivent Partner Utilities Portfolio
Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Portfolio II
Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner International Stock Portfolio
Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Portfolio
Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Portfolio II
Thrivent Large Cap Growth Portfolio

Name of Director	Dollar Range of Beneficial Ownership in each Portfolio of the Fund	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Fund Complex
Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Portfolio
Thrivent Balanced Portfolio
Thrivent High Yield Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent Partner Socially Responsible Bond Portfolio
Thrivent Income Portfolio
Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Portfolio
Thrivent Money Market Portfolio

Connie M. Levi	Thrivent Aggressive Allocation Portfolio	$50,001-$100,000
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Technology Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Partner Natural Resources Portfolio
Thrivent Partner Emerging Markets Portfolio
Thrivent Real Estate Securities Portfolio
Thrivent Partner Utilities Portfolio
Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Portfolio II
Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner International Stock Portfolio

Name of Director	Dollar Range of Beneficial Ownership in each Portfolio of the Fund	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Fund Complex
Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Portfolio
Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Portfolio II
Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Portfolio
Thrivent Balanced Portfolio
Thrivent High Yield Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent Partner Socially Responsible Bond Portfolio
Thrivent Income Portfolio
Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Portfolio
Thrivent Money Market Portfolio

Douglas D. Sims	Thrivent Aggressive Allocation Portfolio	None
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Technology Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Partner Natural Resources Portfolio
Thrivent Partner Emerging Markets Portfolio
Thrivent Real Estate Securities Portfolio
Thrivent Partner Utilities Portfolio
Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Portfolio

Name of Director	Dollar Range of Beneficial Ownership in each Portfolio of the Fund	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Fund Complex
Thrivent Mid Cap Growth Portfolio II
Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner International Stock Portfolio
Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Portfolio
Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Portfolio II
Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Portfolio
Thrivent Balanced Portfolio
Thrivent High Yield Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent Partner Socailly Responsible Bond Portfolio
Thrivent Income Portfolio
Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Portfolio
Thrivent Money Market Portfolio

Constance L. Souders	Thrivent Aggressive Allocation Portfolio	None
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Technology Portfolio
Thrivent Partner Healthcare Portfolio

Name of Director	Dollar Range of Beneficial Ownership in each Portfolio of the Fund	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Fund Complex
Thrivent Partner Natural Resources Portfolio
Thrivent Partner Emerging Markets Portfolio
Thrivent Real Estate Securities Portfolio
Thrivent Partner Utilities Portfolio
Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Portfolio II
Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner International Stock Portfolio
Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Portfolio
Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Portfolio II
Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Portfolio
Thrivent Balanced Portfolio
Thrivent High Yield Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent Partner Socially Responsible Bond Portfolio
Thrivent Income Portfolio
Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Portfolio
Thrivent Money Market Portfolio

Material Transactions with Independent Directors

No Independent Director of the Fund or any immediate family member of an Independent Director has had, during the two most recently completed calendar years, a direct or indirect interest in the investment adviser, the principal underwriter, or a subadviser for the Fund, or in any person directly or indirectly controlling, controlled by or under common control with the investment adviser, the principal underwriter, or a subadviser for the Fund exceeding $120,000. In addition, no Independent Director of the Fund or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Fund; an officer of the Fund; an investment company or an officer of any investment company having the same investment adviser, subadviser or principal underwriter as the Fund as its investment adviser or principal underwriter or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by or under common control with the investment adviser, subadviser or principal underwriter of the Fund; the Fund’s investment adviser or principal underwriter; an officer of the Fund’s investment adviser or principal underwriter; or a person or an officer of a person directly or indirectly controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Fund (an “Associated Person”). No Independent Director of the Fund or a member of the immediate family of an Independent Director (other than as described in the following paragraph) has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $120,000 and which involved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships. For purposes of this paragraph, “Independent Director” includes Paul R. Laubscher.

Mr. Laubscher, up until year-end 2007, managed the IBM Retirement Funds’ currency overlay portfolio. At the time, the assets under management in the portfolio were $3.6 billion, and portions of the portfolio were subadvised by five different asset management firms, including Principal Global Investors LLC (“Principal”), which, along with other subadvisers, subadvises four mutual funds advised by Thrivent Financial or Thrivent Asset Management LLC (“TAM”), an indirect wholly owed subsidiary of Thrivent Financial. These four mutual funds are Thrivent Partner International Stock Portfolio and Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner International Stock Fund, a series of Thrivent Mutual Funds, Thrivent Partner Worldwide Allocation Fund, another series of Thrivent Mutual Funds. The latter two are series of Thrivent Mutual Funds, a family of retail mutual funds managed by TAM. At the time of Mr. Laubscher’s responsibilities with respect to the currency overlay portfolio, Principal managed a $500 million portion of the $3.6 billion portfolio. Mr. Laubscher, as of January 1, 2008, no longer manages this portfolio that is partially managed by Principal.

Compensation of Directors

The following table provides the amounts of compensation paid to the Directors and Director nominees either directly or in the form of payments made into a deferred compensation plan for the fiscal year ended December 31, 2008:

Name	Aggregate Compensation from Fund	Total Compensation Paid by Fund and Fund Complex
Interested Directors:
Russell W. Swansen	$0	$0

Independent Directors:
F. Gregory Campbell	$54,440	$103,750
Herbert F. Eggerding, Jr.	$70,772	$134,875
Noel K. Estenson	$54,440	$103,750
Richard L. Gady	$54,440	$103,750
Richard A. Hauser	$54,000	$103,750
Paul R. Laubscher	$0	$0
Connie M. Levi	$59,884	$114,125
Douglas D. Sims	$54,000	$103,750
Constance L. Souders	$54,000	$103,750

Shareholder Communications

Shareholders may contact the Board, or any individual Director, by sending a letter to:

Board of Directors

Thrivent Series Fund, Inc.

625 Fourth Avenue South

Minneapolis, MN 55415

Independent Accountants

The Fund has retained PricewaterhouseCoopers LLP (“PwC”) as its independent public accountants for the fiscal year ending December 31, 2008. Representatives of PwC are not expected to be present at the Special Meeting but are expected to be available by telephone should the need for consultation arise. Representatives of PwC shall have the opportunity to make a statement at the Special Meeting if they so desire.

Audit Fees

The aggregate fees billed by PwC for each of the last two complete fiscal years and the fiscal period covered by this report for professional services rendered in connection with the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $481,087 for the year ended December 31, 2007 and $556,733 for the year ended December 31, 2008.

Audit-Related Fees

The aggregate fees PwC billed to the Fund for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit were $0 for the fiscal year ended December 31, 2007 and $0 for the fiscal year ended December 31, 2008. The aggregate fees PwC billed to the Adviser and any entity controlling, controlled by, or under common control with the Adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2007 and $0 for the year ended December 31, 2008.

Tax Fees

The aggregate tax fees PwC billed to the Fund for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $91,375 for the year ended December 31, 2007 and $106,601 for the year ended December 31, 2008. The aggregate tax fees PwC billed to the Adviser and any entity controlling, controlled by, or under common control with the Adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2007 and $0 for the year ended December 31, 2008.

All Other Fees

The aggregate fees PwC billed to the Fund for each of the last two fiscal years for products and services provided other than the services reported above were $18,174 for the year ended December 31, 2007 and $0 for the year ended December 31, 2008. The aggregate fees PwC billed to the Adviser and any entity controlling, controlled by, or under common control with the Adviser for products and services provided other than the services reported above were $0 for the year ended December 31, 2007 and $0 for the year ended December 31, 2008.

Other Audit-Related Disclosure

The Fund’s audit committee charter provides that the audit committee (comprised of the Independent Directors of the Fund) is responsible for pre-approval of all auditing services performed for the Fund. The audit committee also is responsible for pre-approval (subject to certain de minimis exceptions for non-audit services described in applicable regulations) of all non-auditing services performed for the Fund or an affiliate of the Fund. In addition, the Fund’s audit committee charter permits a designated member of the audit committee to pre-approve, between committee meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. The Fund’s audit committee pre-approved all fees described above that PwC billed to the Fund.

Less than 50% of the hours billed by PwC for auditing services to the Fund for each Fund’s last fiscal year was for work performed by persons other than full-time permanent employees of PwC. In addition, the Fund’s Audit Committee has considered the non-audit services provided to the Fund, the Fund’s investment adviser and their affiliates and determined that these services do not compromise PwC’s independence.

Required Vote

A plurality of the total votes cast in person or by proxy at the Special Meeting at which a quorum is present is required for the election of each Director. Shareholders of all Portfolios will vote together as a single class on Proposal 1.

Recommended Shareholder Action

The Board unanimously recommends that shareholders vote FOR all candidates in Proposal 1. If Proposal 1 is not adopted, the Board will continue to consist of the existing Directors of the Fund.

PROPOSAL 2

New Advisory Fee Structure for Asset Allocation Portfolios

Background

The investment objective of each Asset Allocation Portfolio is set forth below:

Thrivent Aggressive Allocation Portfolio seeks long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio seeks long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderate Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Moderately Conservative Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

These objectives and primary investment strategies are not being changed by this proposal. This proposal does reflect, however, that the Board and management may modify the way each Asset Allocation Portfolio seeks to implement its asset allocation strategy. The modification reflects recent changes in rules generally applicable to asset allocation funds.

Asset allocation funds typically have implemented their asset allocation strategies either by investing (1) directly in securities from varying different asset classes (for example, some percentage in equity securities and some percentage in fixed income securities) or (2) indirectly investing in such securities by investing in underlying funds that in turn invest in such securities (for example, some percentage in an underlying equity fund that invests in equity securities and some percentage in an underlying fixed income fund that invests in fixed income securities). The latter method is typically referred to as a fund of funds. Historically, rules applicable to many funds of funds, including the Asset Allocation Portfolios, made such funds invest primarily only in other underlying funds and severely limited such funds ability to invest directly in any other securities. Recent rule changes now allow such funds of funds, including the Asset Allocation Portfolios, to invest both in underlying funds and directly in other securities without such limitations.

As described in more detail below, the Board and management believe there are opportunities in the best interests of the Asset Allocation Portfolios and their shareholders to modify the way each Asset Allocation Portfolio seeks to implement its asset allocation strategy by continuing to invest to some degree in underlying funds (as each Portfolio has since inception) but also by investing directly to some degree in other securities in taking advantage of these recent rule changes. However, because of the way investment advisory fees are typically charged in a fund of funds arrangement, the Board and management are proposing a new investment advisory fee structure to better accommodate these direct investments. Changes in investment advisory fees require shareholder approval.

Currently, most asset allocation funds, including the Asset Allocation Portfolios, typically charge an investment advisory fee at the fund-level for providing the asset allocation overlay (i.e. determining underlying asset classes in which the fund invests) and then the funds of funds also bear indirectly their respective portions of the advisory fees and other expenses incurred by the underlying funds. As described in more detail below, the proposal is for investment adviser to the Asset Allocation Portfolios to continue receiving a fee for its asset allocation overlay and then also to receive an appropriate fee in connection with any direct investments in other securities. It is important to note that by investing directly in other securities, the Asset Allocations Portfolios would have less invested in underlying funds, and thus would bear less expenses indirectly from such underlying funds. Therefore, the aggregate expenses paid by shareholders of the Asset Allocation Portfolios (expenses borne directly and indirectly) are not expected to increase as a result of such changes to the advisory fee structure, and furthermore, such aggregate expenses will be contractually capped for each Asset Allocation Portfolio for two years from the date of shareholder approval.

The prospectus of each Asset Allocation Portfolio currently states:

The Portfolio is a “fund of funds,” meaning that it invests primarily in other Thrivent portfolios (“Underlying Portfolios”) rather than directly in specific securities. Investments in Underlying Portfolios will be the principal means by which the Portfolio will pursue its asset allocation strategy.

If the Proposal is approved, the prospectus of each Asset Allocation Portfolio will be amended to state that the Portfolio will pursue its asset allocation strategy by investing in a combination of Thrivent portfolios and direct investments in other securities.

The Adviser

Thrivent Financial, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, is the investment adviser for each of the Asset Allocation Portfolios. Thrivent Financial was organized as a Wisconsin fraternal benefit society in 1903. Thrivent Financial and its affiliates have been in the investment advisory business since 1986 and managed approximately $62.0 billion in assets as of December 31, 2008, including approximately $20.0 billion in mutual fund assets.

Advisory Agreement

Thrivent Financial currently serves as the investment adviser for each Asset Allocation Portfolio pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Fund and Thrivent Financial. The Advisory Agreement has

not been approved by shareholders of the Asset Allocation Portfolios since the inception of the Portfolios on April 29, 2005. The Board most recently approved the continuation of the Advisory Agreement on behalf of the Fund on November 11, 2008.

The Advisory Agreement provides that Thrivent Financial will provide overall investment supervision of the assets of each Asset Allocation Portfolio. Thrivent Financial furnishes and pays for all office space and facilities, equipment and clerical personnel necessary for carrying out the Adviser’s duties under the advisory agreement. The Adviser also pays all compensation of Directors, officers and employees of the Fund who are the Adviser’s affiliated persons. All costs and expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Asset Allocation Portfolios, including, but not limited to: (a) interest and taxes; (b) brokerage commissions; (c) insurance premiums; (d) compensation and expenses of the Directors other than those affiliated with the Adviser; (e) legal and audit expenses; (f) fees and expenses of the Fund’s custodian and transfer agent; (g) expenses incident to the issuance of the Fund’s shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (h) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (i) expenses of preparing, printing and mailing reports and notices and proxy material to the Fund’s shareholders; (j) all other expenses incidental to holding meetings of the Fund’s shareholders; (k) dues or assessments of or contributions to the Investment Company Institute or its successor, or other industry organizations; (l) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations that the Fund may have to indemnify its officers and Directors with respect thereto; and (m) all expenses that the Fund agrees to bear in any distribution agreement or in any plan adopted by the Fund pursuant to Rule 12b-1 under the Act. The Advisory Agreement will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board. The vote for approval must include the approval of a majority of the Independent Directors. The Advisory Agreement terminates automatically upon assignment. With respect to each Asset Allocation Fund, the Advisory Agreement is terminable at any time without penalty by the Board or by the vote of a majority of the outstanding shares of such Asset Allocation Fund. The Adviser may terminate the Advisory Agreement on 60 days’ written notice to the Fund.

Upon approval of the proposed new advisory fee structure, Thrivent Financial will continue to serve as the investment adviser for each Asset Allocation Portfolio and the terms of the Advisory Agreement will be unchanged except with respect to the fee payable to Thrivent Financial by each Asset Allocation Portfolio as described in further detail below.

Advisory Fee Structure

Each Asset Allocation Portfolio currently pays an investment advisory fee to Thrivent Financial, expressed as an annual rate of 0.15% of the first $500 million of average daily net assets, 0.125% of average daily net assets over $500 million but less than $2 billion and 0.10% of average daily net assets over $2 billion. This investment advisory fee is paid to Thrivent Financial for overseeing and implementing the asset allocation strategies of the Asset Allocation Portfolios. In addition to the advisory fee at the fund-of-funds level, which applies to the overall asset allocation decisions, each Asset Allocation Portfolio also pays indirectly its portion of the investment advisory fees and other expenses of the underlying funds in which it invests.

The current investment advisory fee structure of the Asset Allocation Portfolios does not contemplate the Asset Allocation Portfolios’ holding investments directly rather than investing only in underlying portfolios. If Asset Allocation Portfolios hold investments in underlying portfolios, Thrivent Financial receives an investment advisory fee at the underlying portfolio level to compensate it for its work in security selection in the underlying portfolio and also a fee at the Asset Allocation Portfolio level for its overall asset allocation work. Thus, currently, if the Asset Allocation Portfolios hold investments directly, Thrivent Financial is compensated only for its asset allocation work but not for its selection and monitoring of the individual securities.

The Board believes that Thrivent Financial should be compensated fairly for both its work in overseeing and implementing the Asset Allocation Portfolios’ asset allocation strategy and also for its selection and monitoring of individual securities. Moreover, the Board does not believe that it is appropriate for Thrivent Financial to have an incentive to hold securities at one level as opposed to another. Accordingly, it is proposed that the investment advisory agreements between the Asset Allocation Portfolios and Thrivent Financial be amended to reflect an alternative fee structure that contemplates the possibility that the Asset Allocation Portfolios may hold some or all of their assets directly in other securities, rather than investing substantially all of their assets in underlying portfolios.

Under the proposed new fee structure, each Asset Allocation Portfolio would continue to pay the same investment advisory fee to Thrivent Financial for its asset allocation work, expressed as an annual rate, of 0.15% of the first $500 million of average daily net assets, 0.125% of average daily net assets over $500 million but less than $2 billion and 0.10% of average daily net assets over $2 billion. For investments held directly by the Asset Allocation Portfolios, each Asset Allocation Portfolio would also pay an investment advisory fee on such investments as follows (in each case expressed at an annual rate as a percentage of average daily net assets):

Thrivent Moderately Conservative Allocation Portfolio	0.45%
Thrivent Moderate Allocation Portfolio	0.50%
Thrivent Moderately Aggressive Allocation Portfolio	0.55%
Thrivent Aggressive Allocation Portfolio	0.60%

Such rates are intended to approximate the blended investment advisory fees that such Asset Allocation Portfolio currently pays through the underlying portfolios in which it invests. This change in fee structure is not intended to result in any increase in revenue to Thrivent Financial and should not result in any increase in the overall fees paid by shareholders of the Asset Allocation Portfolios. Thrivent Financial has contractually agreed that, should the proposal be approved, it will cap the total amount of the Net Annual Portfolio and Underlying Portfolio Expenses (i.e., the total Portfolio operating expenses paid directly or indirectly by Asset Allocation Portfolio shareholders) for each Asset Allocation Portfolio so that such expenses will not increase for a period of at least two years from the date of shareholder approval.

Reasons for the Proposal

Thrivent Financial, the investment adviser to the Asset Allocation Portfolios, believes that it often can be in the best interests of the Asset Allocation Portfolios to hold securities and other instruments directly, rather than investing only in affiliated portfolios, government securities and short-term paper. There are a number of reasons why it might be advantageous for an Asset Allocation Portfolio to purchase and hold investments directly:

•

Thrivent Financial may believe that it is in the best interests of the Asset Allocation Portfolios to invest in an asset class for which there is no underlying portfolio, such as convertible securities or senior loans. Investing in such additional asset classes can provide the benefits of additional diversification to the Asset Allocation Portfolios.

•

Thrivent Financial may determine that it would be desirable for the Asset Allocation Portfolios to weight a particular investment or type of investment differently in the Asset Allocation Portfolios than in the corresponding underlying portfolios. Since the Asset Allocation Portfolios invest in the various asset classes as part of an overall asset allocation strategy, it may be appropriate for an Asset Allocation Portfolio to over- or underweight a particular investment or type of investment as compared to an underlying portfolio that invests only in a particular asset class and manages its diversification requirements accordingly.

•

The ability to hold securities and other instruments directly in the Asset Allocation Portfolios may reduce brokerage transaction costs. Underlying portfolios typically hold 100-200 different securities and when an Asset Allocation Portfolio reallocates its assets and buys and sells shares of underlying portfolios, the underlying portfolios may need to manage those inflows and outflows by purchasing or selling a significant number of securities. The Asset Allocation Portfolios hold a significant percentage of the shares of the underlying portfolios and bear a proportionate amount of such transaction costs. Holding securities and other instruments directly in the Asset Allocation Portfolios may allow the Asset Allocation Portfolios to reduce transaction costs by purchasing and selling a smaller number of securities and other instruments.

•

Investing directly in securities and other instruments may permit the Asset Allocation Portfolios to manage cash more efficiently. Since each of the underlying portfolios must meet daily redemption requests, as do the Asset Allocation Portfolios, the Asset Allocation Portfolios effectively hold cash at two levels. Holding securities and other instruments directly in the Asset Allocation Portfolios may allow the Asset Allocation Portfolios to remain more fully invested, in accordance with each Asset Allocation Portfolio’s investment objective.

•

The ability to purchase and sell securities and other instruments directly will assist Thrivent Financial in making tactical asset allocation changes in the Asset Allocation Portfolios more efficiently. To the extent that the Asset Allocation Portfolios invest only in underlying portfolios, they must make changes to their tactical asset allocations by purchasing or selling shares of the underlying portfolios as of the close of business at that day’s net asset value. The ability to buy and sell securities and other instruments directly also allows the Asset Allocation Portfolios to make tactical asset allocations during the trading day rather than at the close of business, when the underlying portfolios determine their respective net asset values.

Board Considerations

At its meeting on February 17, 2009, the Board voted unanimously to approve the proposed new fee structure for each Asset Allocation Portfolio. The Board had recently reapproved the existing Advisory Agreement between the Fund and Thrivent Financial for each Asset Allocation Portfolio at its meeting on November 11, 2008. In connection with its approval of the Advisory Agreement and the new fee structure, the Board considered the reasons for the proposal listed above as well as the following factors:

1.	The nature, extent and quality of the services provided by Thrivent Financial;

2.	The performance of the Asset Allocation Portfolios;

3.	The costs of services provided and profits realized by Thrivent Financial;

4.	The extent to which economies of scale may be realized as the Asset Allocation Portfolios grow; and

5.	Whether the breakpoint levels reflect these economies of scale for the benefit of shareholders.

The Contracts Committee of the Board (consisting of each of the Independent Directors of the Fund) met on July 24, August 26 and November 11, 2008 to consider information relevant to the process. The Independent Directors also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist them in the compilation, organization and evaluation of relevant information. This information included statistical comparisons of the advisory fees, total operating expenses, and performance of each of the Asset Allocation Portfolios in comparison to a peer group of comparable investment companies; detailed information prepared by management with respect to the cost of services provided to the Asset Allocation Portfolios and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by Thrivent Financial; profit realized by Thrivent Financial and its affiliates that provide services to the Asset Allocation Portfolios; and information regarding the types of services furnished to the Asset Allocation Portfolios, the personnel providing the services, staff additions, systems improvements and plans for further hiring. The Board also received reports from Thrivent Financial’s investment management staff with respect to the performance of the Asset Allocation Portfolios. In addition to its review of the information presented to the Board during the process of evaluating the Advisory Agreement and throughout the year, the Board also considered knowledge gained from discussions with management.

The Independent Directors were represented by independent counsel throughout the review process and during private sessions of the Independent Directors to consider approval of the agreements. The Directors also received a memorandum from independent counsel summarizing their responsibilities under the 1940 Act in reviewing and approving the Advisory Agreement. The Contract Committee’s and Board’s consideration of the factors listed above and the information provided to it are discussed below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings during 2008, management presented information describing the services furnished to the Asset Allocation Portfolios by Thrivent Financial. During these meetings, management reported on the investment management, portfolio trading, and compliance functions provided to the Asset Allocation Portfolios under the Advisory Agreement. During the renewal process, the Board considered the specific services provided under the Advisory Agreement as compared to the services provided by other mutual fund investment advisers under similar investment advisory agreements. The Board also considered information relating to the investment experience and educational backgrounds of Thrivent Financial’s portfolio managers.

The Board received reports at each of its quarterly meetings from Thrivent Financial’s Chief Investment Officer and from the other portfolio managers of the Asset Allocation Portfolios. Information was also presented to the Board describing the portfolio compliance functions performed by Thrivent Financial. The Independent Directors also received quarterly reports from the Fund’s Chief Compliance Officer.

The Board also considered other benefits to Thrivent Financial and its affiliates derived from its relationship with the Asset Allocation Portfolios. These benefits include, among other things, fees for transfer agency services provided to the Asset Allocation Portfolios and, in certain cases, distribution or service fees related to Asset

Allocation Portfolios’ sales. The Board reviewed with Thrivent Financial each of these arrangements and the reasonableness of the costs relative to the services performed.

Thrivent Financial also reviewed with the Board Thrivent Financial’s ongoing program to enhance portfolio management capabilities, including recruitment of research analysts and other personnel, and investment in technology systems and applications to improve investment research, trading, portfolio compliance, and investment reporting functions. The Board viewed these actions as a significant factor in approving the current Advisory Agreement as they demonstrated Thrivent Financial’s commitment to provide the Fund with quality service and competitive investment performance.

Performance of the Fund

The Board received regular monthly performance reports, which included both the absolute and relative investment performance of each Asset Allocation Portfolio. In addition, in connection with each of its regular quarterly meetings, the Board received more extensive information on the performance of each Asset Allocation Portfolio, including absolute performance, relative performance rankings within each Asset Allocation Portfolio’s Lipper peer group and performance as compared to benchmark index returns. When evaluating investment performance, the Board placed emphasis on longer-term performance and on the trend of performance, focusing particularly upon the three-year performance record. The Board concluded that the performance of the Asset Allocation Portfolios was satisfactory.

Cost of Services and Profitability

The Board considered both the contractual and effective advisory fees for each of the Asset Allocation Portfolios. The Board also considered the aggregate direct and indirect expenses paid by shareholders of the Asset Allocation Portfolios (including the indirect expenses of Underlying portfolios borne by the Asset Allocation Portfolios). Such aggregate expenses were significantly below the Lipper medians of the respective peer groups of each of the Asset Allocation Portfolios, with the Asset Allocation Portfolios ranging from the 14th to the 31st percentiles. In addition, the Board reviewed information prepared by MPI comparing each Asset Allocation Portfolio’s overall expense ratio with the expense ratio of its peer group of funds. The Board also considered the profitability of Thrivent Financial both overall and on a portfolio-by-portfolio basis.

The Board considered the allocations of Thrivent Financial’s costs to the Asset Allocation Portfolios. The internal audit department of the Adviser conducted a review of such allocations and reported to the Board regarding the reasonableness and consistency of these allocations. The Board was satisfied with the results of this review.

From its review of the MPI data and expense and profit information provided by Thrivent Financial, the Board concluded that the profits earned by Thrivent Financial from the Advisory Agreement were reasonable, particularly in light of the expense reimbursements and waivers in effect. On the basis of this information and review, the Board concluded that the advisory fees charged to the Asset Allocation Portfolios for investment management services were reasonable.

Economies of Scale and Breakpoints

The Directors considered whether economies of scale might be realized as an Asset Allocation Portfolio’s assets increase. Typically, expected economies of scale, where they exist, are shared through the use of fee breakpoints and/or fee waivers by Thrivent Financial. The Directors considered information provided by Thrivent Financial related to the breakpoints in the Advisory Agreement and fee waivers provided by Thrivent Financial. Thrivent Financial explained that its general goal with respect to fee waivers, expense reimbursements and breakpoints was that the overall expense ratio for each Asset Allocation Portfolio should be at or below the median expense ratio of its peer group. In connection with their review of fee breakpoints and economies of scale, the Directors noted that all of the Asset Allocation Portfolios had an overall expense ratio at or below the medians of their peer groups.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the proposed new advisory fee structure for each Asset Allocation Portfolio and the Board, including all of the Independent Directors voting separately, approved the proposed new advisory fee structure for each Asset Allocation Portfolio.

Current and Pro Forma Fees

Set forth below are tables showing the current expenses of each of the Asset Allocation Portfolios, together with pro forma expenses for each of the Asset Allocation Portfolios under the proposed advisory fee structure. The Adviser currently anticipates investing approximately 20% of each Asset Allocation Portfolio’s assets in direct investments and the remaining 80% in other Portfolios. The first pro forma column reflects this allocation. Over time, however, the Adviser may invest directly in securities without limitation. Accordingly, the second pro forma column reflects the anticipated expenses should the Asset Allocation Portfolios invest all of their assets directly.

Thrivent Aggressive Allocation Portfolio

ANNUAL FUND OPERATING EXPENSES

	Current Expenses	Pro Forma (20%)	Pro Forma (100%)
Management Fees	0.15%	0.27%	0.75%
Other Expenses	0.05%	0.05%	0.05%
Acquired Portfolio (Underlying Portfolio) Fees and Expenses	0.69%	0.55%	0.00%
Total Annual Portfolio Operating Expenses	0.89%	0.87%	0.80%

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions your cost would be:

Current Example				Pro Forma (20%)				Pro Forma (100%)
One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
$91	$284	$493	$1,096	$89	$278	$482	$1,073	$82	$255	$444	$990

Thrivent Moderately Aggressive Allocation Portfolio

ANNUAL FUND OPERATING EXPENSES

	Current Expenses	Pro Forma (20%)	Pro Forma (100%)
Management Fees	0.13%	0.24%	0.68%
Other Expenses	0.04%	0.04%	0.04%
Acquired Fund (Underlying Fund) Fees and Expenses	0.66%	0.53%	0.00%
Total Annual Fund Operating Expenses	0.83%	0.81%	0.72%

EXAMPLE

Current Example				Pro Forma (20%)				Pro Forma (100%)
One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
$85	$265	$460	$1,025	$83	$259	$450	$1,002	$74	$230	$401	$894

Thrivent Moderate Allocation Portfolio

ANNUAL FUND OPERATING EXPENSES

	Current Expenses	Pro Forma (20%)	Pro Forma (100%)
Management Fees	0.13%	0.23%	0.63%
Other Expenses	0.04%	0.04%	0.04%
Acquired Fund (Underlying Fund) Fees and Expenses	0.60%	0.48%	0.00%
Total Annual Fund Operating Expenses	0.77%	0.75%	0.67%

EXAMPLE

Current Example				Pro Forma (20%)				Pro Forma (100%)
One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
$79	$246	$428	$954	$77	$240	$417	$930	$68	$214	$373	$835

Thrivent Moderately Conservative Allocation Portfolio

ANNUAL FUND OPERATING EXPENSES

	Current Expenses	Pro Forma (20%)	Pro Forma (100%)
Management Fees	0.14%	0.23%	0.59%
Other Expenses	0.04%	0.04%	0.04%
Acquired Fund (Underlying Fund) Fees and Expenses	0.55%	0.44%	0.00%
Total Annual Fund Operating Expenses	0.73%	0.71%	0.63%

EXAMPLE

Current Example				Pro Forma (20%)				Pro Forma (100%)
One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
$75	$233	$406	$906	$73	$227	$395	$883	$64	$202	$351	$786

The Adviser has agreed to contractually cap Total Annual Fund Operating Expenses so that such expenses will not exceed 0.89%, 0.83%, 0.77% and 0.73% for the Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio and Thrivent Moderately Conservative Allocation Portfolio, respectively. This contractual cap will remain in place for two years from the date of shareholder approval of the proposal.

Additional Information About the Adviser

Thrivent Financial provides administrative personnel and services necessary to operate the Asset Allocation Portfolios on a daily basis for a fee equal to 0.02% of the

Asset Allocation Portfolios’ average daily net assets. The total dollar amounts paid to Thrivent Financial (and its affiliated company, Thrivent Financial Investor Services) for administrative services by each Asset Allocation Portfolio during the fiscal year ended December 31, 2008 was:

Thrivent Aggressive Allocation Portfolio	$134,274
Thrivent Moderately Aggressive Allocation Portfolio	$495,633
Thrivent Moderate Allocation Portfolio	$636,878
Thrivent Moderately Conservative Allocation Portfolio	$238,577

Pursuant to an Accounting Services Agreement (Agreement) between the Asset Allocation Portfolios and Thrivent Financial, effective June 30, 2005, Thrivent Financial provides certain accounting and pricing services to the Asset Allocation Portfolios. These services include calculating the daily net asset value per class share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based on subadviser communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for the Asset Allocation Portfolios. The principal reason for having Thrivent Financial provide these services is cost. Thrivent Financial has agreed to provide these services at rates that would not exceed the rates charged by unaffiliated vendors for similar services. The total dollar amounts paid to Thrivent Financial for accounting services by each Asset Allocation Portfolio during the fiscal year ended December 31, 2008 was:

Thrivent Aggressive Allocation Portfolio	$27,996
Thrivent Moderately Aggressive Allocation Portfolio	$53,004
Thrivent Moderate Allocation Portfolio	$60,996
Thrivent Moderately Conservative Allocation Portfolio	$32,004

Each of the services described above will continue to be provided if the proposed new advisory fee structure is approved.

The Asset Allocation Portfolios did not pay any brokerage commissions to affiliated brokers during its last fiscal year.

The name and principal occupation of the directors and principal executive officers of the Advisers are as set forth below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Bruce J. Nicholson	Chairman of the Board, President and CEO

Dr. Addie J. Butler	Director

James M. Hushagen	Director

Frederick G. Kraegel	Director

F. Mark Kuhlmann	Director

Richard C. Lundell	Director

Paul W. Middeke	Director

Frank H. Moeller	Director

Alice M. Richter	Director

James H. Scott	Director

Dr. Kurt M. Senske	Director

Dr. Albert K. Siu	Director

Allan R. Spies	Director

Adrian M. Tocklin	Director

Bradford L. Hewitt	Senior Executive Vice President and Chief Operating Officer

Pamela J. Moret	Executive Vice President, Strategic Development

James A. Thomsen	Executive Vice President, Member Services

David M. Anderson 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President, Centralized Service

Randall L. Boushek	Senior Vice President & Chief Financial Officer

Timothy J. Lehman	Senior Vice President, Member Experience Strategy

Jennifer H. Martin, Ph. D.	Senior Vice President, Human Resources

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Jon M. Stellmacher 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President, Chief of Staff & Administration

Marie A. Uhrich	Senior Vice President, Communications

Holly J. Morris, Ph. D.	Senior Vice President and Chief Information Officer

Paul B. Zastrow	Vice President and Treasurer

The following Directors and officers of the Fund are also officers of the Adviser:

Affiliated Person	Position with Fund	Position with the Adviser
Russell W. Swansen	President	Senior Vice President and Chief Investment Officer

Katie S. Kloster	Vice President and Chief Compliance Officer	Vice President and Rule 38a-1 Chief Compliance Officer

No Director had any material interest, direct or indirect, in any material transaction since the beginning of the fiscal year ended December 31, 2008, or in any material proposed transaction, to which the Adviser, any parent of subsidiary of the Adviser or any subsidiary or parent of such entities was or is to be a party.

Required Vote

To be effective with respect to any Asset Allocation Portfolio, Proposal 2 must receive the affirmative vote of “a majority of the outstanding voting securities” of the particular Portfolio entitled to vote on the proposal, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Portfolio means the lesser of (1) the vote of the holders of more than 50% of the outstanding shares of the Portfolio or (2) the vote of 67% or more of the shares of the Portfolio present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy. It is possible that shareholders of one or more Portfolios may approve one of these proposals, while shareholders of the other Portfolio(s) do not. In that case, the particular proposal would become effective for the Portfolio(s) whose shareholders approved the proposal, but not for the remaining Portfolio(s).

Recommended Shareholder Action

The Board unanimously recommends that shareholders vote FOR approval of Proposal 2.

OTHER INFORMATION

Other Matters to Come Before the Special Meeting

The Board does not know of any matters to be considered at the Special Meeting other than those described above. If any other matters are properly brought before the Special Meeting, the proxies identified on the voting instruction form intend to vote Portfolio shares on such matters in accordance with their best judgment.

In the event that sufficient votes to approve a Proposal are not received at the Special Meeting, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on such Proposal, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors.

No Annual Meetings of Shareholders

There will be no annual or further special meetings of shareholders of the Fund unless required by applicable law or called by the Board in its discretion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Shareholder proposals should be received in a reasonable time before the solicitation is made.

Whether or not you plan to attend this special meeting, please fill in, date and sign the voting instruction form and return it promptly in the enclosed envelope. No postage is necessary if the voting instruction form is mailed within the United States. Alternatively, you may vote by telephone or the Internet by using the telephone number or website address on the enclosed voting instruction form.

March     , 2009

Date of Proxy Statement

PROXY	THRIVENT SERIES FUND, INC.	PROXY
PROXY FOR A SPECIAL MEETING OF SHAREHOLDER TO BE HELD ON MAY 15, 2009

The undersigned hereby appoints David S. Royal, John L. Sullivan, and Russell W. Swansen and each of them, attorneys and proxies for the undersigned, with full power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Portfolios which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse, and any other matters to come before the Special Meeting, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)

Signature(s)

Date

FUND	FUND	FUND

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours	Call 1-866-241-6192 Follow the recorded instructions available 24 hours	Vote, sign and date this Proxy Card and return in the postage-paid envelope	Attend Shareholder Meeting 625 Fourth Avenue S. Minneapolis, MN, 55415 on May 15, 2009

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS. MARK EACH VOTE WITH AN X IN THE APPROPRIATE BOX

1. To elect Directors of the Fund.				FOR	WITHHOLD	FOR ALL
01. Russell W. Swansen	02. F. Gregory Cambell	03. Herbert F. Eggerding, Jr.	04. Noel K. Estenson	ALL	ALL	EXCEPT
05. Richard L. Gady	06. Richard A. Hauser	07. Paul R. Laubscher	08. Connie M. Levi	☐	☐	☐
09. Douglas D. Sims	10. Constance L. Souders

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line below.

2. To approve a new investment advisory fee structure for Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio and Thrivent Moderately Conservative Allocation Portfolio.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Thrivent Aggressive Allocation Portfolio	☐	☐	☐	Thrivent Moderately Aggressive Allocation Portfolio	☐	☐	☐
Thrivent Moderate Allocation Portfolio	☐	☐	☐	Thrivent Moderately Conservative Allocation Portfolio	☐	☐	☐

3.	To consider and act upon any matter related to the foregoing and to transact other business that may properly come before the Special Meeting and all adjournments.

Important Notice Regarding the Availability of Proxy Materials for the Thrivent Series Fund, Inc.

Shareholder Meeting to Be Held on May 15, 2009.

The Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/thr19920

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

TSF